BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated February 2, 2017 to the Fund’s

Summary Prospectus dated November 28, 2017

Effective April 1, 2017, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Alastair Bishop	2017	Director of BlackRock, Inc.
Rob Shimell	2011	Managing Director of BlackRock, Inc.
Skye Macpherson	2016	Director of BlackRock, Inc.
Ricardo Fernandez	2014	Vice President of BlackRock, Inc.
Hannah Gray, CFA	2016	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-CS-0217SUP